Exhibit 10.5

Amended and Restated Exclusive Option Agreement

Amended and Restated Exclusive Option Agreement

This Amended and Restated Exclusive Option Agreement (“this Agreement”) is executed by and among the Parties below as of October 30, 2012, in Shanghai, the People’s Republic of China (“China”):

Party A:                        Shanghai Chu Le Information Technology Co., Ltd., a wholly foreign owned enterprise duly registered in China, with its address at ***;

Party B:                        Zhang Kan, a citizen of the China with Chinese identification No.: ***; and

Party C:                        Shanghai Chu Bao Information Technology Co., Ltd., a limited liability company organized and existing under the laws of China, with its address at ***.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                      Party B is a shareholder of Party C and holds 25% of the equity interest in Party C;

2.                      Party A and Party B entered into a Loan Agreement on August 6, 2012 (the “Loan Agreement”);

3.                      Party A and Party B entered into an Exclusive Option Agreement on August 6, 2012 (the “Prior Option Agreement”), pursuant to which Party B agrees to grant Party A an exclusive right through this Contract, and Party A agrees to accept such exclusive right to purchase all or part equity interest held by Party B in Party C.

Strictly Confidential

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4.                      The Parties desire to amend, restate, supersede and replace in its entirety the Prior Option Agreement.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                      Sale and Purchase of Equity Interest

1.1                       Option Granted

In consideration of the payment of RMB10.00 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C now or then held by Party B (regardless whether Party B’s capital contribution and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or any other type of economic entity.

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1.2                       Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.3                       Equity Interest Purchase Price

The purchase price of the Optioned Interests (the “Base Price”) shall be RMB250,000. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the “Equity Interest Purchase Price”).

1.4                       Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option by Party A:

1.4.1                            Party B shall cause Party C to promptly convene a shareholders meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                            Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

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1.4.3                     Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4                     The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Equity Interest Pledge Agreement. “Party B’s Equity Interest Pledge Agreement” as used in this Section and this Agreement shall refer to the Amended and Restated Equity Interest Pledge Agreement (including any amendment from time to time, if any) executed by and among Party A, Party B and Party C on the date of this Agreement.

1.5                       Payment of the Equity Interest Purchase Price

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.

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2.                      Covenants

2.1                       Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1                     Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                     They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3                     Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4                     Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

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2.1.5                     They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6                     Without the prior written consent of Party A, they shall not cause Party C to execute, materially amend or early terminate any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 100,000, or involves any material assets or intellectual property rights, or is entered into with any related party, shall be deemed a major contract);

2.1.7                     Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8                     They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9                     If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10              Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

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2.1.11              They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue, and shall not reach any settlement in respect of such proceedings without the prior written consent of Party A;

2.1.12              To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13              Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14              At the request of Party A, they shall appoint any persons designated by Party A as the director (or executive director) of Party C.

2.2                       Covenants of Party B and Party C

Party B hereby covenants as follows:

2.2.1                     Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

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2.2.2                     Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

2.2.3                     Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4                     Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5                     Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6                     To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

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2.2.7                     Party B shall appoint any designee of Party A as the director (or executive director) of Party C, at the request of Party A;

2.2.8                     At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Party C (if any); and

2.2.9                     Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability hereof and thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under Party B’s Equity Interest Pledge Agreement or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.                      Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

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3.1               They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contracts”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which Party B and Party C are the parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2               The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3               Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B’s Equity Interest Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4               Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

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3.5                     Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6                     Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7                     There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.                      Effective Date

This Agreement shall become effective upon the date hereof, and maintain effective unless terminated in accordance with the provisions hereof, or was compelled to terminate under applicable PRC laws and regulations.

5.                      Governing Law and Resolution of Disputes

5.1                       Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

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5.2                       Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.                      Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.                      Notices

7.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1                Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

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7.1.2                Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                       For the purpose of notices, the addresses of the Parties are as follows:

Party A:                           Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

Party B:                           Zhang Kan

Address:

Facsimile:

Party C:                           Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

7.3                     Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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8.                      Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.                      Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.               Miscellaneous

10.1                Amendment, change and supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

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10.2                Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement, including the Prior Option Agreement.

10.3                Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4                Language

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5                Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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10.6                Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7                Survival

10.7.1              Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2              The provisions of Section 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8                Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

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IN WITNESS WHEREOF, the Parties have executed, or caused their respective duly authorized representatives to execute, this Amended and Restated Exclusive Option Agreement as of the date first above written.

Party A: Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

Party B: Zhang Kan

By:	/s/ Zhang Kan

Party C: Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

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Amended and Restated Exclusive Option Agreement

This Amended and Restated Exclusive Option Agreement (“this Agreement”) is executed by and among the Parties below as of October 30, 2012, in Shanghai, the People’s Republic of China (“China”):

Party A:                        Shanghai Chu Le Information Technology Co., Ltd., a wholly foreign owned enterprise duly registered in China, with its address at ***;

Party B:                        Zhu Haiyan, a citizen of the China with Chinese identification No.: ***; and

Party C:                        Shanghai Chu Bao Information Technology Co., Ltd., a limited liability company organized and existing under the laws of China, with its address at ***.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                              Party B is a shareholder of Party C and holds 18% of the equity interest in Party C;

2.                              Party A and Party B entered into a Loan Agreement on August 6, 2012 (the “Loan Agreement”);

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3.                      Party A and Party B entered into an Exclusive Option Agreement on August 6, 2012 (the “Prior Option Agreement”), pursuant to which Party B agrees to grant Party A an exclusive right through this Contract, and Party A agrees to accept such exclusive right to purchase all or part equity interest held by Party B in Party C.

4.                     The Parties desire to amend, restate, supersede and replace in its entirety the Prior Option Agreement.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                      Sale and Purchase of Equity Interest

1.1                       Option Granted

In consideration of the payment of RMB10.00 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C now or then held by Party B (regardless whether Party B’s capital contribution and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or any other type of economic entity.

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1.2                       Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.3                       Equity Interest Purchase Price

The purchase price of the Optioned Interests (the “Base Price”) shall be RMB180,000. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the “Equity Interest Purchase Price”).

1.4                       Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option by Party A:

1.4.1                Party B shall cause Party C to promptly convene a shareholders meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

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1.4.3                Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4                The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Equity Interest Pledge Agreement. “Party B’s Equity Interest Pledge Agreement” as used in this Section and this Agreement shall refer to the Amended and Restated Equity Interest Pledge Agreement (including any amendment from time to time, if any) executed by and among Party A, Party B and Party C on the date of this Agreement.

1.5                       Payment of the Equity Interest Purchase Price

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.

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2.                      Covenants

2.1                       Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1                Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3                Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4                Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

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2.1.5                They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6                Without the prior written consent of Party A, they shall not cause Party C to execute, materially amend or early terminate any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 100,000, or involves any material assets or intellectual property rights, or is entered into with any related party, shall be deemed a major contract);

2.1.7                Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8                They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9                If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10         Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

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2.1.11         They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue, and shall not reach any settlement in respect of such proceedings without the prior written consent of Party A;

2.1.12         To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13         Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14         At the request of Party A, they shall appoint any persons designated by Party A as the director (or executive director) of Party C.

2.2                       Covenants of Party B and Party C

Party B hereby covenants as follows:

2.2.1                Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

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2.2.2                Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

2.2.3                Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4                Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5                Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6                To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

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2.2.7                Party B shall appoint any designee of Party A as the director (or executive director) of Party C, at the request of Party A;

2.2.8                At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Party C (if any); and

2.2.9                Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability hereof and thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under Party B’s Equity Interest Pledge Agreement or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.                      Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

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3.1               They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contracts”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which Party B and Party C are the parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2               The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3               Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B’s Equity Interest Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4               Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

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3.5               Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6               Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7               There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.                      Effective Date

This Agreement shall become effective upon the date hereof, and maintain effective unless terminated in accordance with the provisions hereof, or was compelled to terminate under applicable PRC laws and regulations.

5.                      Governing Law and Resolution of Disputes

5.1                       Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

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5.2                       Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.                      Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.                      Notices

7.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1                Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

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7.1.2                Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                       For the purpose of notices, the addresses of the Parties are as follows:

Party A:                           Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

Party B:                           Zhu Haiyan

Address:

Facsimile:

Party C:                          Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

7.3                       Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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8.                      Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.                      Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.               Miscellaneous

10.1                Amendment, change and supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

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10.2                Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement, including the Prior Option Agreement.

10.3                Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4                Language

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5                Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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10.6                Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7                Survival

10.7.1         Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2         The provisions of Section 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8                Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

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IN WITNESS WHEREOF, the Parties have executed, or caused their respective duly authorized representatives to execute, this Amended and Restated Exclusive Option Agreement as of the date first above written.

Party A: Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

Party B: Zhu Haiyan

By:	/s/ Zhu Haiyan

Party C: Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

Amended and Restated Exclusive Option Agreement

This Amended and Restated Exclusive Option Agreement (“this Agreement”) is executed by and among the Parties below as of October 30, 2012, in Shanghai, the People’s Republic of China (“China”):

Party A:                        Shanghai Chu Le Information Technology Co., Ltd., a wholly foreign owned enterprise duly registered in China, with its address at ***;

Party B:                        Li Qiaoling, a citizen of the China with Chinese identification No.: ***; and

Party C:                        Shanghai Chu Bao Information Technology Co., Ltd., a limited liability company organized and existing under the laws of China, with its address at ***.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                     Party B is a shareholder of Party C and holds 21.94% of the equity interest in Party C;

2.                     Party A and Party B entered into a Loan Agreement on August 6, 2012 (the “Loan Agreement”);

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3.                      The Parties entered into an Exclusive Option Agreement on August 6, 2012 (the “Prior Option Agreement”), pursuant to which Party B agrees to grant Party A an exclusive right through this Contract, and Party A agrees to accept such exclusive right to purchase all or part equity interest held by Party B in Party C.

4.                     The Parties desire to amend, restate, supersede and replace in its entirety the Prior Option Agreement.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                      Sale and Purchase of Equity Interest

1.1                       Option Granted

In consideration of the payment of RMB10.00 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C now or then held by Party B (regardless whether Party B’s capital contribution and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or any other type of economic entity.

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1.2                       Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.3                       Equity Interest Purchase Price

The purchase price of the Optioned Interests (the “Base Price”) shall be RMB219,400. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the “Equity Interest Purchase Price”).

1.4                       Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option by Party A:

1.4.1                Party B shall cause Party C to promptly convene a shareholders meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

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1.4.3                Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4                The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Equity Interest Pledge Agreement. “Party B’s Equity Interest Pledge Agreement” as used in this Section and this Agreement shall refer to the Amended and Restated Equity Interest Pledge Agreement (including any amendment from time to time, if any) executed by and among Party A, Party B and Party C on the date of this Agreement.

1.5                       Payment of the Equity Interest Purchase Price

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.

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2.                      Covenants

2.1                       Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1                Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3                Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4                Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

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2.1.5                They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6                Without the prior written consent of Party A, they shall not cause Party C to execute, materially amend or early terminate any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 100,000, or involves any material assets or intellectual property rights, or is entered into with any related party, shall be deemed a major contract);

2.1.7                Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8                They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9                If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10         Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

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2.1.11              They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue, and shall not reach any settlement in respect of such proceedings without the prior written consent of Party A;

2.1.12              To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13              Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14              At the request of Party A, they shall appoint any persons designated by Party A as the director (or executive director) of Party C.

2.2                       Covenants of Party B and Party C

Party B hereby covenants as follows:

2.2.1                     Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

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2.2.2                     Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

2.2.3                     Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4                     Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5                     Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6                     To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

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2.2.7                     Party B shall appoint any designee of Party A as the director (or executive director) of Party C, at the request of Party A;

2.2.8                     At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Party C (if any); and

2.2.9                     Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability hereof and thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under Party B’s Equity Interest Pledge Agreement or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.                      Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

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3.1                     They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contracts”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which Party B and Party C are the parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                     The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3                     Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B’s Equity Interest Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4                     Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

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3.5                     Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6                     Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7                     There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.                      Effective Date

This Agreement shall become effective upon the date hereof, and maintain effective unless terminated in accordance with the provisions hereof, or was compelled to terminate under applicable PRC laws and regulations.

5.                      Governing Law and Resolution of Disputes

5.1                       Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

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5.2                       Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.                      Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.                      Notices

7.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1           Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

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7.1.2           Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                       For the purpose of notices, the addresses of the Parties are as follows:

Party A:                           Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

Party B:                           Li Qiaoling

Address:

Facsimile:

Party C:                           Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:                                            Zhang Kan

Phone:

Facsimile:

7.3                     Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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8.                      Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.                      Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.               Miscellaneous

10.1                Amendment, change and supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

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10.2              Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement, including the Prior Option Agreement.

10.3              Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4              Language

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5              Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to 15 replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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10.6              Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7              Survival

10.7.1              Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2              The provisions of Section 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8              Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

[The Remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the Parties have executed, or caused their respective duly authorized representatives to execute, this Amended and Restated Exclusive Option Agreement as of the date first above written.

Party A:                         Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

Party B:                         Li Qiaoling

By:	/s/ Li Qiaoling

Party C:                         Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

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Amended and Restated Exclusive Option Agreement

This Amended and Restated Exclusive Option Agreement (“this Agreement”) is executed by and among the Parties below as of October 30, 2012, in Shanghai, the People’s Republic of China (“China”):

Party A:                        Shanghai Chu Le Information Technology Co., Ltd., a wholly foreign owned enterprise duly registered in China, with its address at ***;

Party B:                        Wang Jialiang, a citizen of the China with Chinese identification No.: ***; and

Party C:                        Shanghai Chu Bao Information Technology Co., Ltd., a limited liability company organized and existing under the laws of China, with its address at ***.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                            Party B is a shareholder of Party C and holds 21.94% of the equity interest in Party C;

2.                            Party A and Party B entered into a Loan Agreement on August 6, 2012 (the “Loan Agreement”);

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3.                            Party A and Party B entered into an Exclusive Option Agreement on August 6, 2012 (the “Prior Option Agreement”), pursuant to which Party B agrees to grant Party A an exclusive right through this Contract, and Party A agrees to accept such exclusive right to purchase all or part equity interest held by Party B in Party C.

4.                            The Parties desire to amend, restate, supersede and replace in its entirety the Prior Option Agreement.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                      Sale and Purchase of Equity Interest

1.1                       Option Granted

In consideration of the payment of RMB10.00 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C now or then held by Party B (regardless whether Party B’s capital contribution and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or any other type of economic entity.

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1.2                     Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.3                     Equity Interest Purchase Price

The purchase price of the Optioned Interests (the “Base Price”) shall be RMB219,400. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the “Equity Interest Purchase Price”).

1.4                     Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option by Party A:

1.4.1           Party B shall cause Party C to promptly convene a shareholders meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

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1.4.3           Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4           The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Equity Interest Pledge Agreement. “Party B’s Equity Interest Pledge Agreement” as used in this Section and this Agreement shall refer to the Amended and Restated Equity Interest Pledge Agreement (including any amendment from time to time, if any) executed by and among Party A, Party B and Party C on the date of this Agreement.

1.5                       Payment of the Equity Interest Purchase Price

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.

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2.                      Covenants

2.1                       Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1           Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2           They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3           Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4           Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

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2.1.5           They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6           Without the prior written consent of Party A, they shall not cause Party C to execute, materially amend or early terminate any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB100,000, or involves any material assets or intellectual property rights, or is entered into with any related party, shall be deemed a major contract);

2.1.7           Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8           They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9           If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10    Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

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2.1.11    They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue, and shall not reach any settlement in respect of such proceedings without the prior written consent of Party A;

2.1.12    To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13    Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14    At the request of Party A, they shall appoint any persons designated by Party A as the director (or executive director) of Party C.

2.2                       Covenants of Party B and Party C

Party B hereby covenants as follows:

2.2.1           Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

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2.2.2           Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

2.2.3           Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4           Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5           Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6           To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

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2.2.7           Party B shall appoint any designee of Party A as the director (or executive director) of Party C, at the request of Party A;

2.2.8           At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Party C (if any); and

2.2.9           Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability hereof and thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under Party B’s Equity Interest Pledge Agreement or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.                      Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

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3.1                     They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contracts”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which Party B and Party C are the parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                     The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3                     Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B’s Equity Interest Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4                     Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

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3.5                     Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6                     Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7                     There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.                      Effective Date

This Agreement shall become effective upon the date hereof, and maintain effective unless terminated in accordance with the provisions hereof, or was compelled to terminate under applicable PRC laws and regulations.

5.                      Governing Law and Resolution of Disputes

5.1                       Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

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5.2                     Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.                      Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.                      Notices

7.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1           Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

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7.1.2           Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                       For the purpose of notices, the addresses of the Parties are as follows:

Party A:         Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:               Zhang Kan

Phone:

Facsimile:

Party B:         Wang Jialiang

Address:

Facsimile:

Party C:         Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:               Zhang Kan

Phone:

Facsimile:

7.3                     Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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8.                      Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.                      Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.               Miscellaneous

10.1                Amendment, change and supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

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10.2              Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement, including the Prior Option Agreement.

10.3              Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4              Language

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5                Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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10.6                Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7                Survival

10.7.1    Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2    The provisions of Section 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8                Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

[The Remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the Parties have executed, or caused their respective duly authorized representatives to execute, this Amended and Restated Exclusive Option Agreement as of the date first above written.

Party A:     Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan Legal Representative
Title:	Legal Representative

Party B: Wang Jialiang

By:	/s/ Wang Jialiang

Party C:     Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

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Amended and Restated Exclusive Option Agreement

This Amended and Restated Exclusive Option Agreement (“this Agreement”) is executed by and among the Parties below as of October 30, 2012, in Shanghai, the People’s Republic of China (“China”):

Party A:                        Shanghai Chu Le Information Technology Co., Ltd., a wholly foreign owned enterprise duly registered in China, with its address at ***;

Party B:                        Wang Jian, a citizen of the China with Chinese identification No.: ***; and

Party C:                        Shanghai Chu Bao Information Technology Co., Ltd., a limited liability company organized and existing under the laws of China, with its address at ***.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                            Party B is a shareholder of Party C and holds 13.12% of the equity interest in Party C;

2.                            Party A and Party B entered into a Loan Agreement on August 6, 2012 (the “Loan Agreement”);

3.                            Party A and Party B entered into an Exclusive Option Agreement on August 6, 2012 (the “Prior Option Agreement”), pursuant to which Party B agrees to grant Party A an exclusive right through this Contract, and Party A agrees to accept such exclusive right to purchase all or part equity interest held by Party B in Party C.

4.          The Parties desire to amend, restate, supersede and replace in its entirety the Prior Option Agreement.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                      Sale and Purchase of Equity Interest

1.1                       Option Granted

In consideration of the payment of RMB10.00 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C now or then held by Party B (regardless whether Party B’s capital contribution and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or any other type of economic entity.

1.2                       Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.3                       Equity Interest Purchase Price

The purchase price of the Optioned Interests (the “Base Price”) shall be RMB131,200. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the “Equity Interest Purchase Price”).

1.4                       Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option by Party A:

1.4.1           Party B shall cause Party C to promptly convene a shareholders meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

1.4.3           Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4           The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Equity Interest Pledge Agreement. “Party B’s Equity Interest Pledge Agreement” as used in this Section and this Agreement shall refer to the Amended and Restated Equity Interest Pledge Agreement (including any amendment from time to time, if any) executed by and among Party A, Party B and Party C on the date of this Agreement.

1.5                       Payment of the Equity Interest Purchase Price

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.

2.                      Covenants

2.1                       Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1           Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2           They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3           Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4           Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

2.1.5           They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6           Without the prior written consent of Party A, they shall not cause Party C to execute, materially amend or early terminate any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB100,000, or involves any material assets or intellectual property rights, or is entered into with any related party, shall be deemed a major contract);

2.1.7           Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8           They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9           If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10    Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11    They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue, and shall not reach any settlement in respect of such proceedings without the prior written consent of Party A;

2.1.12    To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13    Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14    At the request of Party A, they shall appoint any persons designated by Party A as the director (or executive director) of Party C.

2.2                       Covenants of Party B and Party C

Party B hereby covenants as follows:

2.2.1           Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

2.2.2           Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Equity Interest Pledge Agreement;

2.2.3           Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4           Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5           Party B shall cause the shareholders’ meeting and/or the board of directors (or executive director) of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6           To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7           Party B shall appoint any designee of Party A as the director (or executive director) of Party C, at the request of Party A;

2.2.8           At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Party C (if any); and

2.2.9           Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability hereof and thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under Party B’s Equity Interest Pledge Agreement or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.                      Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1                     They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contracts”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which Party B and Party C are the parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                     The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3                     Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B’s Equity Interest Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4                     Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5                     Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6                     Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7                     There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.                      Effective Date

This Agreement shall become effective upon the date hereof, and maintain effective unless terminated in accordance with the provisions hereof, or was compelled to terminate under applicable PRC laws and regulations.

5.                      Governing Law and Resolution of Disputes

5.1                       Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2                       Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.                      Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.                      Notices

7.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1                     Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2                     Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                       For the purpose of notices, the addresses of the Parties are as follows:

Party A:         Shanghai Chu Le Information Technology Co., Ltd.

Address:

Attn:               Zhang Kan

Phone:

Facsimile:

Party B:         Wang Jian

Address:

Facsimile:

Party C:         Shanghai Chu Bao Information Technology Co., Ltd.

Address:

Attn:               Zhang Kan

Phone:

Facsimile:

7.3                     Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.                      Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.                      Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.               Miscellaneous

10.1                Amendment, change and supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2                Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement, including the Prior Option Agreement.

10.3                Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4                Language

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5                Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6                Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7                Survival

10.7.1              Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2              The provisions of Section 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8                Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

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IN WITNESS WHEREOF, the Parties have executed, or caused their respective duly authorized representatives to execute, this Amended and Restated Exclusive Option Agreement as of the date first above written.

Party A:        Shanghai Chu Le Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative

Party B:        Wang Jian

By:	/s/ Wang Jian

Party C:        Shanghai Chu Bao Information Technology Co., Ltd.

By:	/s/ Zhang Kan
Name:	Zhang Kan
Title:	Legal Representative